SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 21, 1995

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

	1-644							13-1815595
(Commission File Number)		(IRS Employer Identification No.)

300 Park Avenue New York, NY				   10022
(Address of principal					(Zip code)

Registrant's telephone number, including area code (212) 3102000

Total number of sequentially numbered pages in this filing, including exhibits thereto: 6


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Item 5.	OTHER EVENTS
On September 20, 1995, the Company issued a press release announcing a restructuring of its worldwide manufacturing and administrative operations. The full text of the Company's press release announcing such restructuring accompanies this report as Exhibit 99.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
		INFORMATION AND EXHIBITS.
		(c)  Exhibits
		99.  Press release, dated September 20, 1995.

			SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.











Date:  September 21, 1995	COLGATE-PALMOLIVE COMPANY
				By:  /s/ Stephen C. Patrick
				Stephen C. Patrick
				Vice President, Corporate Controller